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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

           Date of Report (Date of earliest event reported) NOVEMBER 13, 1997


                         RECONVERSION TECHNOLOGIES, INC.
             (exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

            0-23100                                    22-2649848
  (Commission File Number)                  (IRS Employer Identification No.)

         2 HENDERSONVILLE ROAD, SUITE E, ASHEVILLE, NORTH CAROLINA 28803
                    (Address of principal executive offices)

                                 (704) 255-0307
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         a.       Financial Statements of Business Acquired

                  The financial statements of Keystone Laboratories, Inc. as of June 30, 1997 and for the year then ended, together with the audit report of Guest & Company, P.C. dated May 19, 1998 is attached as Exhibit A.

         b.       Pro Forma Financial Information

                  Pro forma financial schedules are attached hereto as Exhibit B

         c.       Exhibits

                  Exhibit A - Keystone Laboratories, Inc. audited financial statement as of June 30, 1997 and for the year then ended.

                  Exhibit B - Pro forma financial schedules:
                           Pro forma combining balance sheet as of September 30, 1997
                           Pro forma journal entries as of September 30, 1997 Pro forma combining operating statement for the three months ended September 30, 1997
                           Pro forma combining operating statement for the year
                               ended June 30, 1997.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RECONVERSION TECHNOLOGIES, INC.



Date:    October 30, 1998            By:      /s/Joel C. Holt
                                        ---------------------------------
                                              Joel C. Holt, President and
                                              Principal Accounting Officer